UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2011

Date of reporting period:	September 1, 2010 — August 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PHIGX

Putnam High Yield Trust

Annual report
8|31|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Trust

Annual report
8 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	64

About the Trustees	65

Officers	67

Message from the Trustees

Dear Fellow Shareholder:

Markets around the world are grappling with heightened volatility. In the United States, persistently high unemployment and other weak economic data have fueled investors’ risk aversion, while in Europe the sovereign debt crisis shows little sign of abating. Certain bright spots do exist, but it is clear that volatility and uncertainty will remain with us for the near term.

We believe it is important to consult your financial advisor in times like these to consider whether your portfolio reflects an appropriate degree of diversification. In responding to this need, Putnam offers funds with strategies that seek to limit volatility and also employs an active, research-based investment approach that is designed to offer shareholders a potential advantage in this climate by looking for new growth opportunities and seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A disciplined approach to seeking high current income and capital growth

Unlike most types of fixed-income investments, high-yield bonds are more influenced by the performance of issuing companies than by interest rates. For this reason, distinguishing between opportunities and pitfalls in the high-yield bond market requires a rigorous selection process. With Putnam High Yield Trust, this process includes exhaustive research, investment diversification, and timely portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team visits with the management of issuing companies and analyzes each company’s profitability and capital structure. The team then considers this information in the context of the bond’s total return profile before deciding whether it is an appropriate investment for the fund. The fund’s managers seek bonds issued by a broad range of companies. Holdings are diversified across industry sectors and among bonds with different credit ratings. While the fund invests primarily in bonds of U.S. companies, it can target foreign bonds as well. The fund also invests in convertible securities and bank loans.

As the bond markets shift over time, the managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, if credit spreads widen and prices of lower-rated securities decline, the managers may look to take advantage of the improved valuation of higher-risk securities. Conversely, if the managers believe that credit risk is likely to pick up or volatility is likely to increase, they may look to reduce risk in the portfolio.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

Bond ratings

* Through 8/31/11.

Chart based on net asset value (NAV).

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Paul D. Scanlon, CFA

How would you characterize the environment in the high-yield bond market during the year ended August 31, 2011?

For the majority of the fiscal year, high-yield corporate bonds were among the best-performing fixed-income categories, thanks to a generally supportive economic environment, strong corporate fundamentals, and solid demand for high-yield debt. The high-yield market was somewhat choppy during March, due to the disasters in Japan, unrest in North Africa and the Middle East, and resurgent fears about sovereign debt problems in several peripheral European economies. Then, after a turbulent June and July, high-yield bonds sold off dramatically in August, as did a number of riskier asset classes amid renewed investor concerns over the possibility of a double-dip recession, exacerbated by fears of a Greek default. At Putnam, while we believe the likelihood of a recession has increased in recent months, at the moment we still anticipate that the most likely outcome for the economy over the near term is continued moderate growth.

Throughout the period, new issuance of high-yield bonds generally remained high — the slowdown in July and August notwithstanding — as issuers continued to refinance their existing debt, seeking to reduce borrowing costs, extend maturities, and increase their financial flexibility. Lower-rated bonds generally outperformed their higher-rated counterparts during the fund’s fiscal year, although throughout most of 2011 — and especially in the past few months — the trend has been the reverse, with higher-rated bonds outperforming.

Credit fundamentals remained positive, with the number of ratings upgrades outpacing the number of downgrades by a significant

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

margin. The overall default rate remained low, hovering around 1% at the end of the period, which is well below the 25-year average of 4.2% and the peak rate of more than 16% that was reached in December 2009.

The fund trailed its benchmark. What factors dampened its relative return?

In terms of individual holdings, an overweight position in Harry & David, a specialty retailer of gourmet fruit and food gift baskets, hurt performance, as the company filed for Chapter 11 bankruptcy in March 2011.

The financials sector was the biggest drag on relative performance during the past 12 months, due to an underweight position and poor security selection. Our security selection in consumer goods — both cyclicals and staples — as well as energy also detracted from the fund’s relative returns.

What industry groups and holdings helped versus the index?

First Data, a provider of merchant processing services, was one of the fund’s best-performing holdings. Other positive contributors included Freescale Semiconductor; Petrohawk Energy, which we sold before the close of the period; and Lyondell Chemical, an out-of-benchmark position.

In telecommunication services, one of the best-performing sectors for the fund, an overweight position in wireless carrier Sprint Nextel aided results. Despite losing market share to competitors, the company is making progress as it tries to regain

Credit qualities are shown as a percentage of net assets as of 8/31/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

favor with customers. For example, Sprint Nextel added postpaid subscribers for the first time in several years during the fourth quarter of 2010. The company has also done a good job of continuing to add new handsets and smartphones to retain and attract subscribers; for example, Sprint is expected to carry the latest iPhone model when it becomes available later this year.

Three of the fund’s top-performing holdings were automotive companies: Visteon, a components manufacturer; TRW, a manufacturer of integrated safety systems; and Dana, a driveline and auto parts maker, all contributed positively to the fund’s returns relative to the benchmark. We sold our positions in Visteon and Dana before the end of the period.

How do changes in interest rates affect high-yield bonds?

Bond prices generally move in the opposite direction of interest rates, although high-yield bonds typically have less sensitivity to rate changes than Treasuries. That said, declining rates are usually positive for high-yield bonds as the fixed rates on existing bonds become more attractive to investors. But with Treasury yields near all-time lows, investors are right to wonder how much longer interest rates will continue to decline. Rising rates, on

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/11. Short-term holdings are excluded. Holdings will vary over time.

the other hand, are generally symptomatic of an improving economic environment, which is positive for corporations and, consequently, beneficial from a credit-risk standpoint. But ultimately high-yield bonds are typically less influenced by interest-rate movements, and more influenced by corporate fundamentals and economic conditions.

What is your outlook for the high-yield market over the coming months, and how are you positioning the fund?

A slowly improving U.S. economy provided the fund with a positive backdrop during most of the period. However, during the summer months, the economy appeared to be experiencing a mid-cycle slowdown. Looking ahead, while there are certain macroeconomic concerns that could potentially constrain growth, we believe the economic recovery will continue. What’s more, corporate profit growth is expected to remain strong throughout 2011. Many investors are questioning whether the performance of high-yield bonds has run its course for this market cycle. In our view, the current supportive credit environment likely will continue, and there is still value to be gained by exposure to the high-yield sector. The trauma of the financial crisis of 2008 and 2009, severe as it was, had the beneficial effect of purging the market of its least-creditworthy companies. Put differently, the bulk of today’s high-yield issuers are stronger for having weathered the recession. Most of them have better balance sheets, with substantial amounts of cash and sturdier capital structures.

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of net assets as of 8/31/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

Given this perspective, we have a favorable outlook for the coming months, believing that solid corporate fundamentals and liquid capital markets will continue to bolster supply-and-demand dynamics within the high-yield market. In our view, new issuance to finance mergers and acquisitions, tender offers, and refinancing will continue at a healthy pace, and should be met by similarly healthy demand, given the attractiveness of high-yield bonds versus other asset classes. As a result, we believe defaults likely will remain below the historical average for some time. Moreover, yield spreads remain at attractive levels relative to their risk-adjusted return potential. As for the fund’s positioning, we currently plan to maintain a level of risk that is approximately in line with the market, while keeping the portfolio broadly diversified across issuers and industries.

Thanks for your time and insights today, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman Boucher and Robert Salvin.

IN THE NEWS

Citing “significant downside risks to the economic outlook,” the Federal Reserve in mid-September kicked off a program to “twist” the yield curve by swapping short-maturity government securities for longer-dated securities. The move, following the completion of the Fed’s $600 billion stimulus program at the end of June, is intended to push long-term borrowing costs down further and to jump-start the moribund U.S. economy. Over the next several months, the Fed said it would purchase $400 billion of U.S. Treasury securities that mature in 6 to 30 years and then sell an equal amount of short-term Treasury securities that mature in 3 years or less. The Fed also reiterated its pledge to hold the benchmark interest rate near zero through mid-2013. Dubbed “Operation Twist,” the program is similar to an effort during the Kennedy administration in 1961 in which the Fed bought longer-dated bonds and sold shorter-dated ones.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.72%	8.59%	7.82%	7.82%	7.89%	7.89%	8.35%	8.24%	8.41%	8.80%

10 years	107.19	98.84	92.88	92.88	91.77	91.77	101.94	95.42	99.59	111.27
Annual average	7.56	7.12	6.79	6.79	6.73	6.73	7.28	6.93	7.16	7.77

5 years	38.16	32.59	33.34	31.46	32.96	32.96	36.39	32.03	35.05	39.22
Annual average	6.68	5.80	5.92	5.62	5.86	5.86	6.40	5.71	6.19	6.84

3 years	29.93	24.74	27.19	24.19	27.12	27.12	28.87	24.73	28.07	30.61
Annual average	9.12	7.65	8.35	7.49	8.33	8.33	8.82	7.64	8.60	9.31

1 year	7.07	2.76	6.24	1.25	6.34	5.34	6.74	3.26	6.49	7.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/11

		Lipper High Current
	JPMorgan Developed	Yield Funds
	High Yield Index	category average†

Annual average (life of fund)	—*	8.49%

10 years	131.61%	94.10
Annual average	8.76	6.66

5 years	49.45	33.53
Annual average	8.37	5.80

3 years	41.00	27.92
Annual average	12.14	8.37

1 year	9.57	7.20

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/11, there were 486, 433, 354, 234 and 10 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $19,288 and $19,177, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $19,542. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $19,959 and $21,127, respectively.

Fund price and distribution information For the 12-month period ended 8/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.540		$0.479	$0.484	$0.517		$0.522	$0.562

Capital gains	—		—	—	—		—	—

Total	$0.540		$0.479	$0.484	$0.517		$0.522	$0.562

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/10	$7.40	$7.71	$7.39	$7.35	$7.42	$7.67	$7.30	$7.31

8/31/11	7.39	7.70	7.38	7.34	7.41	7.66	7.26	7.28

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	7.31%	7.01%	6.50%	6.54%	6.96%	6.74%	7.11%	7.75%

Current 30-day SEC yield [2]	N/A	6.46	5.97	5.97	N/A	6.27	6.48	6.97

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.56%	8.43%	7.66%	7.66%	7.73%	7.73%	8.19%	8.08%	8.25%	8.64%

10 years	110.31	101.78	95.56	95.56	94.73	94.73	104.48	97.95	102.64	114.05
Annual average	7.72	7.27	6.94	6.94	6.89	6.89	7.42	7.07	7.32	7.91

5 years	30.79	25.56	26.21	24.43	25.99	25.99	28.96	24.71	27.90	31.87
Annual average	5.52	4.66	4.77	4.47	4.73	4.73	5.22	4.52	5.04	5.69

3 years	34.77	29.30	31.96	28.96	31.70	31.70	33.50	29.22	32.84	35.30
Annual average	10.46	8.94	9.69	8.85	9.61	9.61	10.11	8.92	9.93	10.60

1 year	–0.53	–4.55	–1.31	–5.95	–1.24	–2.17	–0.81	–4.10	–1.04	–0.39

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 8/31/10*	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Annualized expense ratio for the six-month period
ended 8/31/11†	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2011, to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.96	$8.65	$8.66	$6.19	$6.19	$3.72

Ending value (after expenses)	$966.00	$962.10	$963.70	$965.90	$964.30	$968.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2011, use the following calculation method. To find the value of your investment on March 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.09	$8.89	$8.89	$6.36	$6.36	$3.82

Ending value (after expenses)	$1,020.16	$1,016.38	$1,016.38	$1,018.90	$1,018.90	$1,021.42

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 485, 424 and 361 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2011, Putnam employees had approximately $323,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Putnam High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust (the fund), including the fund’s portfolio, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 14, 2011

The fund’s portfolio 8/31/11

CORPORATE BONDS AND NOTES (85.2%)*	Principal amount		Value

Advertising and marketing services (0.4%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		$2,995,000	$2,650,575

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015		1,977,000	1,937,460

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018		635,000	642,938

			5,230,973
Automotive (2.0%)
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		2,360,000	2,365,900

Chrysler Group, LLC/CG Co-Issuer, Inc. 144A company guaranty
sr. notes 8 1/4s, 2021		3,250,000	2,778,750

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		3,590,000	4,038,750

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		3,210,000	3,115,333

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		3,630,000	3,630,000

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		875,000	872,471

General Motors Escrow notes 8 1/4s, 2023		2,555,000	19,163

General Motors Financial Co., Inc. 144A sr. notes 6 3/4s, 2018		1,685,000	1,676,574

Motors Liquidation Co. (Escrow) notes 8 3/8s, 2033		2,390,000	17,925

Navistar International Corp. sr. notes 8 1/4s, 2021		3,765,000	3,877,950

TRW Automotive, Inc. company guaranty sr. unsec. unsub. notes
Ser. REGS, 6 3/8s, 2014	EUR	1,065,000	1,524,906

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		$1,055,000	1,149,950

			25,067,672
Basic materials (6.9%)
Associated Materials, LLC company guaranty sr. notes
9 1/8s, 2017		3,367,000	2,962,960

Atkore International, Inc. 144A sr. notes 9 7/8s, 2018		3,310,000	3,218,975

Catalyst Paper Corp. 144A company guaranty sr. notes 11s,
2016 (Canada)		315,000	207,900

Celanese US Holdings, LLC company guaranty sr. unsec. notes
6 5/8s, 2018 (Germany)		1,155,000	1,224,300

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		2,350,000	2,355,874

CEMEX SAB de CV 144A company guaranty sr. notes 9s, 2018
(Mexico)		520,000	429,000

Clondalkin Acquisition BV 144A company guaranty sr. notes
FRN 2.247s, 2013 (Netherlands)		1,067,000	1,026,987

Compass Minerals International, Inc. company guaranty sr. unsec.
notes 8s, 2019		2,532,000	2,734,560

Dynacast International, LLC/Dynacast Finance, Inc. 144A notes
9 1/4s, 2019		740,000	704,850

Edgen Murray Corp. company guaranty sr. notes 12 1/4s, 2015		1,040,000	990,600

Exopack Holding Corp. 144A sr. notes 10s, 2018		1,895,000	1,866,574

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		4,635,000	4,681,350

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		1,910,000	1,917,162

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		2,677,000	2,663,614

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount		Value

Basic materials cont.
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		$1,410,000	$1,230,224

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		2,050,000	1,916,750

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		1,903,000	1,986,255

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2020		1,960,000	2,038,400

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		1,380,000	1,397,250

Ineos Group Holdings, PLC company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	2,135,000	2,447,347

JMC Steel Group 144A sr. notes 8 1/4s, 2018		$551,000	538,603

Kronos International, Inc. sr. notes 6 1/2s, 2013 (Germany)	EUR	48,000	66,771

Lyondell Chemical Co. sr. notes 11s, 2018		$8,036,259	8,970,473

Lyondell Chemical Co. 144A company guaranty sr. notes
8s, 2017		2,146,000	2,376,695

Momentive Performance Materials, Inc. notes 9s, 2021		4,768,000	4,076,640

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014		2,390,000	2,103,200

Nexeo Solutions, LLC/Nexeo Solutions Finance Corp. 144A
company guaranty sr. sub. notes 8 3/8s, 2018		1,850,000	1,910,124

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		4,480,000	4,715,200

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		2,589,000	2,576,054

Old All, Inc. company guaranty sr. unsec. notes 9s, 2014
(In default) † F		4,534,000	5

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	875,000	1,336,106

Pregis Corp. company guaranty notes FRN 6.605s, 2013	EUR	425,000	550,451

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		$1,660,000	1,527,200

Rhodia SA 144A sr. notes 6 7/8s, 2020 (France)		1,050,000	1,225,874

Smurfit Kappa Acquisition company guaranty sr. bonds 7 1/4s,
2017 (Ireland)	EUR	305,000	416,127

Smurfit Kappa Funding PLC sr. sub. notes 7 3/4s, 2015
(Ireland)	EUR	45,000	62,898

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$1,808,000	1,785,400

Smurfit Kappa Treasury company guaranty sr. unsec.
unsub. debs 7 1/2s, 2025 (Ireland)		496,000	477,400

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		2,672,000	2,839,000

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		3,127,000	3,322,437

Styrolution Group GmbH 144A sr. notes 7 5/8s, 2016 (Germany)		780,000	916,501

Thompson Creek Metals Co., Inc. 144A company guaranty
sr. notes 7 3/8s, 2018 (Canada)		1,310,000	1,195,374

TPC Group, LLC 144A sr. notes 8 1/4s, 2017		3,049,000	3,125,224

Tube City IMS Corp. company guaranty sr. unsec. sub. notes
9 3/4s, 2015		2,525,000	2,518,687

USG Corp. 144A company guaranty sr. notes 8 3/8s, 2018		746,000	650,885

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes 8 3/4s, 2019		1,630,000	1,299,924

			88,584,185

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value

Broadcasting (2.1%)
Clear Channel Communications, Inc. company guaranty sr. notes
9s, 2021	$1,391,000	$1,119,754

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016	1,482,000	1,029,990

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	1,250,000	859,375

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	3,600,000	3,852,000

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019	2,945,000	2,584,237

DISH DBS Corp. company guaranty 7 1/8s, 2016	1,317,000	1,343,340

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	2,050,000	2,178,125

DISH DBS Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2021	2,435,000	2,453,263

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015	2,560,000	2,470,400

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. company
guaranty sr. notes 8 7/8s, 2017	2,330,000	2,388,250

Univision Communications, Inc. 144A company guaranty sr. unsec.
notes 8 1/2s, 2021	2,537,000	2,169,135

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	45,000	43,200

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013	1,740,000	1,953,150

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018	2,210,000	2,259,725

		26,703,944
Building materials (1.4%)
Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	2,135,000	2,177,700

Building Materials Corp. 144A sr. notes 7s, 2020	1,145,000	1,145,000

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	1,025,000	1,004,500

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	955,000	914,413

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	2,815,000	2,589,800

Nortek, Inc. 144A company guaranty sr. notes 8 1/2s, 2021	1,010,000	863,550

Nortek, Inc. 144A company guaranty sr. unsec. notes 10s, 2018	2,141,000	2,044,655

Owens Corning company guaranty sr. unsec. notes 9s, 2019	2,650,000	3,100,500

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017	3,502,000	3,370,674

Vulcan Materials Co. sr. unsec. unsub. notes 7 1/2s, 2021	940,000	925,818

		18,136,610
Cable television (2.6%)
Adelphia Communications Corp. escrow bonds zero %, 2012	81,000	49

Adelphia Communications Corp. escrow bonds zero %, 2011	4,000	2

Adelphia Communications Corp. escrow bonds zero %, 2011	4,000	2

Adelphia Communications Corp. escrow bonds zero %, 2012	2,906,000	1,773

Adelphia Communications Corp. escrow bonds zero %, 2012	2,223,000	1,356

AMC Networks, Inc. 144A company guaranty sr. unsec notes
7 3/4s, 2021	1,030,000	1,066,050

Atlantic Broadband Finance, LLC company guaranty 9 3/8s, 2014	1,781,000	1,754,285

Bresnan Broadband Holdings, LLC 144A company guaranty
sr. unsec. unsub. notes 8s, 2018	1,040,000	1,050,400

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	3,095,000	3,280,700

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount		Value

Cable television cont.
Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		$755,000	$790,863

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018		1,820,000	1,883,700

CCH II, LLC/CCH II Capital company guaranty sr. unsec. notes
13 1/2s, 2016		1,928,430	2,227,336

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		490,000	509,600

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		3,095,000	3,009,887

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		3,176,000	3,160,120

Cequel Communications Holdings I LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		6,315,000	6,567,600

CSC Holdings LLC sr. unsec. unsub. notes 8 1/2s, 2014		552,000	597,540

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s, 2019
(Germany)		1,275,000	1,287,750

Mediacom Broadband, LLC/Mediacom Broadband Corp.
sr. unsec. unsub. notes 8 1/2s, 2015		760,000	767,600

Mediacom LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		670,000	676,700

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s, 2021
(Canada)	CAD	1,680,000	1,690,481

Videotron Ltee sr. notes 6 7/8s, 2021 (Canada)	CAD	1,580,000	1,595,263

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)		$815,000	898,538

			32,817,595
Capital goods (4.8%)
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		4,450,000	4,600,187

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 5 1/4s, 2014		1,324,000	1,274,350

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. unsub. notes 7 7/8s, 2017		205,000	198,850

American Axle & Manufacturing, Inc. 144A company guaranty
sr. notes 9 1/4s, 2017		2,181,000	2,311,860

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	565,000	746,043

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)	EUR	790,000	1,043,141

Berry Plastics Corp. company guaranty notes FRN 4.122s, 2014		$1,210,000	1,052,700

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		1,565,000	1,439,800

Berry Plastics Corp. notes 9 3/4s, 2021		341,000	316,278

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	610,000	831,631

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		$4,455,000	4,577,512

Kratos Defense & Security Solutions, Inc. 144A company
guaranty sr. notes 10s, 2017		220,000	226,050

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		6,886,000	8,668,151

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		3,121,000	2,988,357

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		1,615,000	1,598,850

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value

Capital goods cont.
Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A company guaranty sr. notes 8 1/2s, 2016 (Luxembourg)	$1,330,000	$1,359,924

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes
7 1/8s, 2019	1,845,000	1,748,138

Reynolds Group Issuer, Inc. 144A company guaranty sr. unsec.
notes 9s, 2019	2,765,000	2,488,500

Reynolds Group Issuer, Inc. 144A sr. notes 6 7/8s, 2021
(New Zealand)	530,000	492,900

Reynolds Group Issuer, Inc. 144A sr. unsec. notes 8 1/4s, 2021
(New Zealand)	785,000	661,363

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A sr. notes 7 7/8s, 2019	835,000	835,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A sr. unsec. notes 9 7/8s, 2019	835,000	791,163

Ryerson Holding Corp. sr. disc. notes zero %, 2015	1,060,000	508,800

Ryerson, Inc. company guaranty sr. notes 12s, 2015	4,913,000	5,041,965

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018	1,040,000	1,086,800

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	3,105,000	3,151,574

Terex Corp. sr. unsec. sub. notes 8s, 2017	2,650,000	2,583,750

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017	3,915,000	3,973,724

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017	2,046,000	2,148,300

TransDigm, Inc. 144A sr. sub. notes 7 3/4s, 2018	3,090,000	3,144,074

		61,889,735
Coal (2.1%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021	1,865,000	1,823,038

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6s, 2019	2,000,000	1,970,000

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	2,295,000	2,260,575

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019	2,480,000	2,442,800

Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013	1,191,000	1,188,023

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	4,745,000	5,100,874

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017	3,785,000	4,026,293

CONSOL Energy, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2021	405,000	401,963

James River Escrow, Inc. 144A sr. notes 7 7/8s, 2019	990,000	895,950

Peabody Energy Corp. company guaranty 7 3/8s, 2016	6,158,000	6,696,825

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	262,000	269,860

		27,076,201
Commercial and consumer services (1.9%)
ARAMARK Holdings Corp. 144A sr. notes 8 5/8s, 2016 ‡‡	1,086,000	1,088,715

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018	648,000	591,300

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	1,462,000	1,472,965

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018	6,560,000	6,953,600

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount		Value

Commercial and consumer services cont.
Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		$3,282,000	$3,134,310

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		1,365,000	1,416,188

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		4,815,000	4,080,712

Travelport LLC company guaranty 11 7/8s, 2016		1,404,000	993,330

Travelport LLC company guaranty 9 7/8s, 2014		1,883,000	1,605,257

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		4,330,000	3,474,824

			24,811,201
Consumer (1.1%)
Jarden Corp. company guaranty sr. unsec. notes 8s, 2016		1,120,000	1,194,200

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		3,876,000	3,963,210

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	410,000	582,472

Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020		$2,125,000	2,101,093

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		4,352,000	4,297,600

YCC Holdings, LLC/Yankee Finance, Inc. 144A sr. unsec. notes
10 1/4s, 2016		2,175,000	1,979,250

			14,117,825
Consumer staples (7.4%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015		1,755,000	1,919,531

Archibald Candy Corp. company guaranty sub. notes 10s,
2011 (In default) † F		774,063	24,770

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		585,000	598,163

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		2,987,000	2,960,863

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		1,830,000	1,953,524

Central Garden & Pet Co. company guaranty sr. sub. notes
8 1/4s, 2018		2,060,000	2,013,650

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		1,445,000	1,401,650

CKE Restaurants, Inc. company guaranty sr. notes 11 3/8s, 2018		759,000	807,386

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		3,655,000	3,120,455

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		3,323,000	3,534,841

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		3,640,000	3,858,400

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub. notes
11s, 2018		2,895,000	3,010,800

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018		640,000	654,400

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		2,915,000	2,769,250

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		3,685,000	3,823,187

Dole Food Co. sr. notes 13 7/8s, 2014		672,000	781,200

Dole Food Co. 144A sr. notes 8s, 2016		765,000	789,863

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		2,455,000	2,436,587

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount		Value

Consumer staples cont.
Harry & David Operations Corp. company guaranty sr. unsec.
notes 9s, 2013 (In default) †		$2,624,000	$104,960

Harry & David Operations Corp. company guaranty sr. unsec.
notes FRN zero %, 2012 (In default) †		1,727,000	82,033

Hertz Corp. company guaranty sr. unsec. notes 8 7/8s, 2014		122,000	123,525

Hertz Corp. 144A company guaranty sr. unsec. notes 7 1/2s, 2018		920,000	901,600

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	2,395,000	3,320,554

JBS USA LLC/JBS USA Finance, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2014		$1,050,000	1,165,500

JBS USA LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		6,075,000	5,520,655

Landry’s Restaurants, Inc. company guaranty sr. notes
11 5/8s, 2015		465,000	489,413

Landry’s Restaurants, Inc. 144A company guaranty sr. notes
11 5/8s, 2015		1,061,000	1,116,703

Libbey Glass, Inc. sr. notes 10s, 2015		1,417,000	1,516,190

Michael Foods, Inc. company guaranty sr. unsec notes 9 3/4s, 2018		1,200,000	1,260,000

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
company guaranty sr. unsec. notes 9 1/4s, 2015		2,495,000	2,538,663

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		2,285,000	2,376,400

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
8 1/4s, 2018		1,005,000	1,045,200

Reddy Ice Corp. company guaranty sr. notes 11 1/4s, 2015		3,030,000	2,749,725

Revlon Consumer Products Corp. company guaranty notes
9 3/4s, 2015		1,720,000	1,831,800

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019		880,000	921,800

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		886,000	861,635

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		4,267,000	3,733,625

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		740,000	777,000

Roadhouse Financing, Inc. notes 10 3/4s, 2017		770,000	762,300

RSC Equipment Rental, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		1,565,000	1,459,362

Service Corporation International sr. notes 7s, 2019		1,100,000	1,124,750

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014		1,660,000	1,875,800

Spectrum Brands, Inc. sr. notes 9 1/2s, 2018		1,482,000	1,607,970

Spectrum Brands, Inc. sr. unsec. sub. bonds 12s, 2019		2,824,432	3,060,977

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019		2,025,000	1,969,313

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		2,508,000	2,921,820

United Rentals North America, Inc. company guaranty sr. unsec.
sub. notes 8 3/8s, 2020		1,000,000	895,000

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019		1,715,000	1,787,888

Wendy’s Co. (The) company guaranty sr. unsec. unsub. notes 10s, 2016		4,485,000	4,815,769

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018		1,098,000	1,070,550

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		1,959,000	1,870,845

			94,117,845

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value

Energy (oil field) (1.3%)
Complete Production Services, Inc. company guaranty 8s, 2016	$2,055,000	$2,075,550

Frac Tech Services, LLC/Frac Tech Finance, Inc. 144A
company guaranty sr. notes 7 1/8s, 2018	2,520,000	2,608,200

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016	6,787,000	6,922,740

Key Energy Services, Inc. company guaranty unsec. unsub. notes
6 3/4s, 2021	2,300,000	2,259,750

Offshore Group Investments, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	2,190,000	2,332,350

Offshore Group Investments, Ltd. 144A company guaranty
sr. notes 11 1/2s, 2015 (Cayman Islands)	610,000	649,650

		16,848,240
Entertainment (0.7%)
AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	4,585,000	4,424,525

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes
9 1/8s, 2018	420,000	443,100

Cinemark USA, Inc. company guaranty sr. unsec. notes
8 5/8s, 2019	1,125,000	1,181,250

Cinemark USA, Inc. 144A company guaranty sr. sub. notes
7 3/8s, 2021	565,000	546,638

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018	2,020,000	2,040,200

Universal City Development Partners, Ltd. company guaranty
sr. unsec. notes 8 7/8s, 2015	699,000	770,648

		9,406,361
Financials (8.6%)
ABN Amro North American Holding Preferred Capital Repackage
Trust I 144A jr. sub. bonds FRB 6.523s, perpetual maturity	4,445,000	3,422,650

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	2,325,000	2,191,312

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	2,065,000	1,986,357

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.3s, 2015	2,485,000	2,609,250

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8s, 2020	1,270,000	1,282,700

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	1,350,000	1,326,374

Ally Financial, Inc. unsec. sub. notes 8s, 2018	1,542,000	1,503,450

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058	3,302,000	3,278,225

BAC Capital Trust VI bank guaranty jr. unsec. sub. notes
5 5/8s, 2035	1,820,000	1,440,552

BankAmerica Capital II bank guaranty jr. unsec. sub. notes
8s, 2026	695,000	691,525

Capital One Capital IV company guaranty jr. unsec. sub. notes
FRN 6.745s, 2037	2,338,000	2,291,240

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	807,000	788,843

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017	1,392,000	1,579,920

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value

Financials cont.
CIT Group, Inc. sr. bonds 7s, 2017	$311	$307

CIT Group, Inc. sr. bonds 7s, 2016	79	79

CIT Group, Inc. 144A bonds 7s, 2017	11,044,000	10,905,950

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	2,185,000	2,185,000

CNO Financial Group, Inc. 144A company guaranty sr. notes
9s, 2018	1,430,000	1,487,200

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	2,550,000	2,601,000

Dresdner Funding Trust I 144A bonds 8.151s, 2031	3,365,000	2,826,600

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	1,750,000	1,785,000

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	1,844,000	2,120,600

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB 6.071s, perpetual maturity (Jersey)	3,560,000	2,403,000

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	2,805,000	2,595,118

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	1,050,000	751,546

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015	1,156,000	1,095,310

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	5,295,000	5,347,950

ING Groep NV jr. unsec. sub. notes 5.775s, perpetual maturity
(Netherlands)	920,000	772,800

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	275,000	248,875

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	925,000	993,219

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	1,124,000	1,143,670

Liberty Mutual Group, Inc. 144A company guaranty jr. sub. notes
FRB 10 3/4s, 2058	490,000	602,700

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.8s, 2037	1,075,000	1,010,500

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
notes FRN 7s, 2037	550,000	505,240

National Money Mart Co. company guaranty sr. unsec. unsub. notes
10 3/8s, 2016 (Canada)	2,995,000	3,144,750

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027	680,000	680,000

Nuveen Investments, Inc. company guaranty sr. unsec. unsub.
notes 10 1/2s, 2015	2,082,000	2,009,130

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	2,700,000	2,592,000

Provident Funding Associates, LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	2,820,000	2,834,100

Provident Funding Associates, L.P. 144A sr. notes 10 1/8s, 2019	1,385,000	1,260,350

Regions Financing Trust II company guaranty jr. unsec. sub. bonds
FRB 6 5/8s, 2047	3,337,000	2,794,738

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015	5,015,000	4,444,543

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB
7.648s, perpetual maturity (United Kingdom)	6,180,000	4,696,800

Sabra Health Care LP/Sabra Capital Corp. company guaranty
sr. unsec. unsub. notes 8 1/8s, 2018 R	270,000	257,175

SLM Corp. sr. notes Ser. MTN, 8s, 2020	1,975,000	2,029,373

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	7,245,000	7,670,918

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount		Value

Financials cont.
Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		$6,765,000	$5,716,424

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI, 5.85s, 2013		1,540,000	1,478,400

USI Holdings Corp. 144A company guaranty sr. unsec. notes
FRN 4.161s, 2014		756,000	676,620

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R		2,276,000	2,381,216

			110,440,599
Gaming and lottery (3.2%)
American Casino & Entertainment Properties LLC sr. notes
11s, 2014		3,016,000	3,016,000

Ameristar Casinos, Inc. 144A sr. notes 7 1/2s, 2021		1,525,000	1,521,188

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018		8,866,000	6,959,810

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2015		710,000	674,500

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017		4,810,000	5,182,775

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		4,445,000	4,278,313

Isle of Capri Casinos, Inc. 144A company guaranty sr. unsec.
notes 7 3/4s, 2019		2,050,000	2,009,000

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †		4,615,000	265,363

MTR Gaming Group, Inc. 144A notes 11 1/2s, 2019		6,605,000	5,284,000

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		675,000	717,188

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017		1,475,000	1,537,688

Pinnacle Entertainment, Inc. company guaranty sr. unsec. sub.
notes 7 1/2s, 2015		2,940,000	2,932,650

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		1,485,000	1,622,363

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		4,877,000	5,096,465

			41,097,303
Health care (6.1%)
Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		2,083,000	2,072,585

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		1,789,000	1,873,978

Capella Healthcare, Inc. 144A company guaranty sr. notes
9 1/4s, 2017		2,910,000	2,844,525

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019 (Luxembourg)		585,000	852,414

CDRT Merger Sub, Inc. 144A company guaranty sr. unsec. notes
8 1/8s, 2019		2,191,000	2,043,108

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. sub. notes 8 7/8s, 2015		5,719,000	5,797,636

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	1,000,000	1,274,314

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$5,475,000	4,982,250

CRC Health Corp. company guaranty sr. unsec. notes
10 3/4s, 2016		620,000	620,000

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		685,000	671,300

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		2,040,000	2,004,300

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value

Health care cont.
Elan Finance PLC/Elan Finance Corp. company guaranty sr. unsec.
notes 8 3/4s, 2016 (Ireland)	$3,550,000	$3,674,250

Endo Pharmaceuticals Holdings, Inc. 144A company guaranty
sr. unsec. notes 7s, 2019	1,590,000	1,609,875

Giant Funding Corp. 144A sr. notes 8 1/4s, 2018 (Spain)	2,809,000	2,809,000

HCA Holdings, Inc. 144A sr. unsec. notes 7 3/4s, 2021	1,789,000	1,762,165

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019	4,655,000	5,073,950

HCA, Inc. sr. notes 6 1/2s, 2020	8,730,000	8,773,650

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	2,495,000	2,463,813

Health Management Associates, Inc. sr. notes 6 1/8s, 2016	3,165,000	3,085,875

IASIS Healthcare, LLC/IASIS Capital Corp. 144A sr. notes
8 3/8s, 2019	4,735,000	4,143,125

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	2,015,000	2,045,225

Select Medical Corp. company guaranty 7 5/8s, 2015	238,000	218,960

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	3,850,000	3,821,125

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡	762,852	766,666

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	330,000	327,525

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	1,340,000	1,474,000

Tenet Healthcare Corp. sr. notes 9s, 2015	4,144,000	4,392,640

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	1,950,000	2,067,000

Tenet Healthcare Corp. sr. unsec. notes 8s, 2020	1,797,000	1,743,090

United Surgical Partners International, Inc. company guaranty
sr. unsec. sub. notes 8 7/8s, 2017	1,000,000	1,030,000

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	410,000	371,050

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	1,020,000	938,400

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017	410,000	381,300

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	107,000	68,480

		78,077,574
Homebuilding (1.3%)
Beazer Homes USA, Inc. company guaranty sr. unsec. notes
6 7/8s, 2015	1,515,000	1,098,375

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	1,390,000	959,100

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	898,000	617,375

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	4,455,000	4,109,738

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	2,405,000	2,332,850

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	1,915,000	1,637,325

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014	215,000	189,200

Realogy Corp. company guaranty sr. unsec. unsub. notes
11 1/2s, 2017	4,625,000	3,676,875

Standard Pacific Corp. company guaranty sr. notes 10 3/4s, 2016	1,950,000	1,930,500

Standard Pacific Corp. company guaranty sr. unsec. unsub. notes
7s, 2015	473,000	461,175

		17,012,513

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value

Household furniture and appliances (0.1%)
Sealy Mattress Co. 144A company guaranty sr. sec. notes
10 7/8s, 2016	$886,000	$965,740

		965,740
Lodging/Tourism (1.1%)
CityCenter Holdings LLC/CityCenter Finance Corp. 144A
company guaranty sr. notes 10 3/4s, 2017 ‡‡	3,636,484	3,491,025

FelCor Lodging Escrow, LP 144A sr. notes 6 3/4s, 2019 R	3,800,000	3,572,000

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	2,932,000	3,115,250

MGM Resorts International company guaranty sr. notes 9s, 2020	515,000	549,763

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	965,000	820,250

MGM Resorts International company guaranty sr. unsec. notes
6 5/8s, 2015	1,160,000	1,044,000

MGM Resorts International sr. notes 10 3/8s, 2014	485,000	532,288

MGM Resorts International sr. notes 6 3/4s, 2012	2,000	2,005

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A notes 8 5/8s, 2016	1,070,000	1,061,975

		14,188,556
Media (0.3%)
Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015	1,615,000	1,574,625

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 7 3/4s, 2018	2,050,000	2,116,625

		3,691,250
Oil and gas (8.0%)
Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031	3,550,000	4,139,861

Anadarko Petroleum Corp. sr. unsec. notes 6.2s, 2040	1,140,000	1,175,216

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015	1,142,000	996,395

Brigham Exploration Co. company guaranty sr. unsec. notes
8 3/4s, 2018	2,045,000	2,229,050

Brigham Exploration Co. 144A company guaranty sr. unsec.
notes 6 7/8s, 2019	655,000	650,088

Carrizo Oil & Gas, Inc. company guaranty sr. unsec notes
8 5/8s, 2018	4,110,000	4,192,200

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	1,880,000	1,912,900

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017	5,058,000	5,058,000

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	790,000	892,700

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021	1,047,000	1,005,120

Comstock Resources, Inc. company guaranty sr. unsub. notes
8 3/8s, 2017	1,255,000	1,283,237

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	2,800,000	2,800,000

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	5,440,000	5,630,400

Denbury Resources, Inc. company guaranty sr. sub. notes
9 3/4s, 2016	475,000	521,313

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value

Oil and gas cont.
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	$2,062,000	$2,175,410

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	1,280,000	1,246,400

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	5,480,000	5,247,100

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021	1,412,000	1,267,270

Forbes Energy Services Ltd. 144A company guaranty sr. unsec.
notes 9s, 2019	1,865,000	1,776,412

Goodrich Petroleum Corp. 144A sr. notes 8 7/8s, 2019	4,280,000	4,258,600

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	1,350,000	1,329,750

Inergy LP/Inergy Finance Corp. 144A sr. notes 6 7/8s, 2021	3,185,000	3,057,600

Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019	2,259,000	2,394,540

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6 1/2s,
2021 (Canada)	2,060,000	2,060,000

Milagro Oil & Gas 144A notes 10 1/2s, 2016	2,825,000	2,415,374

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	1,162,000	1,185,240

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	490,000	510,825

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	3,939,000	3,968,543

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s, 2014
(Canada) (In default) †	730,000	461,725

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s, 2014
(Canada) (In default) †	2,054,000	1,288,884

Petroleum Development Corp. company guaranty sr. unsec. notes
12s, 2018	3,685,000	3,942,950

Plains Exploration & Production Co. company guaranty 7 3/4s, 2015	787,000	810,610

Plains Exploration & Production Co. company guaranty 7s, 2017	4,966,000	5,015,660

Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	1,017,000	961,064

Quicksilver Resources, Inc. company guaranty sr. unsec. notes
8 1/4s, 2015	1,223,000	1,223,000

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,630,000	1,797,075

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	1,080,000	1,131,300

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	3,205,000	3,397,300

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	4,321,000	4,256,185

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2021	615,000	599,625

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	5,452,000	5,397,480

SandRidge Energy, Inc. 144A sr. unsec. notes 9 7/8s, 2016	925,000	989,750

SM Energy Co. 144A sr. unsec. notes 6 5/8s, 2019	1,255,000	1,255,000

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	745,000	734,489

Whiting Petroleum Corp. company guaranty 7s, 2014	2,107,000	2,233,420

Williams Cos., Inc. (The) notes 7 3/4s, 2031	474,000	567,808

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	1,033,000	1,299,547

		102,742,416

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value

Publishing (0.4%)
American Media, Inc. 144A notes 13 1/2s, 2018	$334,251	$313,360

Cengage Learning Acquisitions, Inc. 144A sr. notes 10 1/2s, 2015	1,800,000	1,386,000

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	2,195,000	1,777,950

Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016	849,000	738,630

McClatchy Co. (The) company guaranty sr. notes 11 1/2s, 2017	1,245,000	1,201,424

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014
(In default) † ‡‡ F	3,373,883	168,694

		5,586,058
Regional Bells (0.8%)
Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015	1,218,000	1,205,820

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018	2,825,000	2,648,438

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	2,615,000	2,739,212

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	1,465,000	1,523,600

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	1,355,000	1,405,813

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014	462,000	467,775

		9,990,658
Retail (3.1%)
Academy Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	335,000	319,925

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	800,000	834,000

Bon-Ton Department Stores, Inc. (The) company guaranty
10 1/4s, 2014	4,251,000	3,836,527

Burlington Coat Factory Warehouse Corp. 144A company
guaranty sr. unsec. notes 10s, 2019	2,065,000	1,925,613

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021	2,265,000	2,298,974

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2015	2,580,000	3,047,578

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	4,555,000	4,725,812

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	2,065,000	1,920,450

Neiman-Marcus Group, Inc. company guaranty sr. unsec. sub.
notes 10 3/8s, 2015	1,415,000	1,441,531

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	4,421,000	4,476,262

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	1,455,000	1,498,650

QVC Inc. 144A sr. notes 7 1/2s, 2019	3,215,000	3,464,163

QVC Inc. 144A sr. notes 7 3/8s, 2020	1,425,000	1,531,874

Sears Holdings Corp. company guaranty 6 5/8s, 2018	1,933,000	1,604,390

Toys R Us — Delaware, Inc. 144A company guaranty sr. notes
7 3/8s, 2016	610,000	593,225

Toys R Us Property Co., LLC company guaranty sr. notes
8 1/2s, 2017	2,400,000	2,448,000

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017	2,830,000	3,056,400

		39,023,374

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value

Technology (4.4%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017	$1,265,000	$1,299,788

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	2,215,000	2,248,225

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015 ‡‡	1,290,000	1,114,238

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	4,758,000	4,044,300

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	1,520,000	1,368,000

Buccaneer Merger Sub, Inc. 144A sr. notes 9 1/8s, 2019	2,960,000	2,960,000

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	2,941,850	2,721,211

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	3,705,000	3,454,913

Eagle Parent Inc. 144A sr. notes 8 5/8s, 2019 (Canada)	2,810,000	2,585,200

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 7/8s, 2020	750,000	780,000

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017	1,475,000	1,534,000

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015 ‡‡	3,171,612	2,981,315

First Data Corp. company guaranty sr. unsec. sub. notes
11 1/4s, 2016	5,217,000	4,382,280

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	1,285,000	1,207,900

First Data Corp. 144A sr. bonds 12 5/8s, 2021	4,360,000	4,120,200

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
10 3/4s, 2020	3,632,000	3,804,520

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	1,127,000	1,205,890

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	2,645,000	2,783,863

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	960,000	993,600

Jazz Technologies, Inc. company guaranty sr. unsec. notes 8s, 2015 F	2,261,000	2,227,085

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes
9 3/4s, 2018 (Netherlands)	3,555,000	3,741,638

Seagate HDD Cayman 144A company guaranty sr. unsec. notes
7 3/4s, 2018 (Cayman Islands)	1,525,000	1,513,563

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	972,000	991,440

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	1,958,000	1,869,890

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016	835,000	880,925

		56,813,984
Telecommunications (7.0%)
Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	529,000	454,940

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	3,646,000	3,445,470

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	1,759,000	1,653,460

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	1,020,000	1,045,500

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	940,000	996,400

Digicel Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	1,895,000	1,895,000

EH Holding Corp. 144A sr. notes 6 1/2s, 2019	1,865,000	1,865,000

EH Holding Corp. 144A sr. unsec. notes 7 5/8s, 2021	3,745,000	3,726,275

Equinix, Inc. sr. unsec. notes 7s, 2021	1,640,000	1,672,800

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
7 1/2s, 2021 (Bermuda)	3,081,000	2,980,868

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount		Value

Telecommunications cont.
Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡		$8,568,562	$8,322,216

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)		5,774,000	5,600,780

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡		2,040,000	1,981,350

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
9 1/4s, 2014		3,136,000	3,175,200

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019		868,000	859,320

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		4,960,000	5,046,800

Nextel Communications, Inc. company guaranty sr. unsec. notes
Ser. D, 7 3/8s, 2015		1,175,000	1,155,906

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016		1,530,000	1,721,250

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021		1,335,000	1,368,375

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		1,606,000	1,714,405

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		3,430,000	3,652,950

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		2,586,000	2,560,140

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		1,510,000	1,596,825

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		3,030,000	3,189,075

Sprint Capital Corp. company guaranty 6 7/8s, 2028		7,718,000	6,907,610

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		5,565,000	5,829,338

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		1,420,000	1,366,750

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Netherlands)		3,975,000	3,726,563

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)		2,225,000	2,308,438

Wind Acquisition Holding company guaranty sr. notes Ser. REGS,
12 1/4s, 2017 (Luxembourg) ‡‡	EUR	135,000	189,439

Wind Acquisition Holdings Finance SA 144A company
guaranty sr. notes 12 1/4s, 2017 (Italy) ‡‡		$1,786,780	1,786,780

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018		825,000	855,938

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2013		370,000	393,125

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		2,863,000	3,009,729

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		1,047,000	1,062,705

			89,116,720

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value

Telephone (0.6%)
Cricket Communications, Inc. company guaranty sr. unsec. notes
7 3/4s, 2020	$5,535,000	$4,926,150

Cricket Communications, Inc. company guaranty sr. unsub. notes
7 3/4s, 2016	2,170,000	2,197,125

Level 3 Escrow, Inc. 144A sr. unsec. notes 8 1/8s, 2019	470,000	446,500

		7,569,775
Textiles (0.4%)
Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	1,795,000	1,772,563

Hanesbrands, Inc. sr. unsec. notes 8s, 2016	1,810,000	1,936,700

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	972,000	998,730

		4,707,993
Transportation (0.9%)
AMGH Merger Sub, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	3,965,000	4,014,563

Kansas City Southern de Mexico SA de CV sr. unsec. unsub. notes
8s, 2018 (Mexico)	1,090,000	1,171,750

Kansas City Southern de Mexico SA de CV sr. unsec. unsub. notes
6 1/8s, 2021 (Mexico)	545,000	543,638

Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018	3,770,000	3,807,700

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	3,020,000	2,325,400

		11,863,051
Utilities and power (4.2%)
AES Corp. (The) sr. unsec. notes 8s, 2020	1,291,000	1,355,550

AES Corp. (The) sr. unsec. unsub. notes 9 3/4s, 2016	270,000	298,350

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	1,655,000	1,737,750

AES Corp. (The) 144A sr. notes 7 3/8s, 2021	1,665,000	1,681,650

Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)	1,820,000	1,710,800

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	2,230,000	2,302,475

Calpine Corp. 144A sr. notes 7 1/4s, 2017	4,228,000	4,280,850

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)	3,247,000	3,760,971

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019	7,230,000	4,410,300

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	1,916,000	1,456,160

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	435,000	423,038

Edison Mission Energy sr. unsec. notes 7.2s, 2019	1,900,000	1,263,500

Edison Mission Energy sr. unsec. notes 7s, 2017	60,000	42,000

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	121,000	135,520

El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,597,000	2,134,349

Energy Future Holdings Corp. company guaranty sr. notes
10s, 2020	940,000	943,639

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	1,354,000	1,366,010

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	3,560,000	3,649,000

GenOn Americas Generation, Inc. sr. unsec. notes 9 1/8s, 2031	685,000	643,900

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	4,020,000	4,040,100

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	610,000	610,000

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	562,000	602,332

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7 7/8s, 2021	7,490,000	7,377,650

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value

Utilities and power cont.
NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	$1,560,000	$1,681,887

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	440,000	490,600

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028	639,000	762,328

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016 ‡‡	4,059,658	1,664,460

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 15s, 2021	2,756,000	1,763,840

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	2,030,000	1,715,350

		54,304,359

Total corporate bonds and notes (cost $1,118,735,938)		$1,092,000,310

SENIOR LOANS (5.7%)*	Principal amount	Value

Basic materials (0.4%)
American Rock Salt Co., LLC / American Rock Capital Corp.
bank term loan FRN 5 1/2s, 2017	$188,063	$180,540

Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017	1,105,000	1,049,750

Ineos Group Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s,
2014 (United Kingdom)	1,773,544	1,800,147

INEOS U.S. Finance, LLC bank term loan FRN Ser. B2, 7.501s,
2013 (United Kingdom)	1,761,320	1,787,739

		4,818,176
Broadcasting (0.6%)
Clear Channel Communications, Inc. bank term loan FRN Ser. A,
3.587s, 2014	1,170,000	997,425

Clear Channel Communications, Inc. bank term loan FRN Ser. B,
3.837s, 2016	4,171,422	3,149,423

Cumulus Media, Inc. bank term loan FRN 7 1/2s, 2019	1,750,000	1,627,500

Univision Communications, Inc. bank term loan FRN 4.437s, 2017	2,979,796	2,647,051

		8,421,399
Building materials (0.0%)
Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	728,175	691,766

		691,766
Capital goods (0.1%)
SRAM Corp. bank term loan FRN 8 1/2s, 2018	750,000	735,000

		735,000
Commercial and consumer services (0.1%)
Compucom Systems, Inc. bank term loan FRN 3.69s, 2014	926,998	825,029

		825,029
Consumer cyclicals (1.3%)
Advantage Sales & Marketing, LLC bank term loan FRN
9 1/4s, 2018	315,000	303,188

Caesars Entertainment Corp. bank term loan FRN Ser. B,
9 1/4s, 2017	905,000	864,275

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	3,744,121	3,631,797

Ceasars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B, 9 1/2s, 2016	847,100	847,100

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.23s, 2014	1,298,926	350,710

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.23s, 2014	484,674	130,862

Golden Nugget, Inc. bank term loan FRN Ser. DD, 2.19s, 2014 ‡‡	774,749	667,576

SENIOR LOANS (5.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Golden Nugget, Inc. bank term loan FRN Ser. B, 3.19s, 2014 ‡‡	$1,361,016	$1,172,743

Goodman Global, Inc. bank term loan FRN 9s, 2017	2,090,000	2,079,550

KAR Auction Services, Inc. bank term loan FRN Ser. B, 5s, 2017	890,000	849,950

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	1,347,000	1,243,281

Revel Entertainment, LLC bank term loan FRN Ser. B, 9s, 2017	670,000	560,567

Six Flags Theme Parks bank term loan FRN Ser. B, 5 1/4s, 2016	2,873,571	2,801,732

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	2,148,500	1,285,518

		16,788,849
Consumer staples (0.6%)
Claire’s Stores, Inc. bank term loan FRN 3.019s, 2014	2,609,217	2,270,019

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	1,700,000	1,608,625

Huish Detergents, Inc. bank term loan FRN 4.44s, 2014	780,000	639,600

Revlon Consumer Products bank term loan FRN Ser. B,
4 3/4s, 2017	3,075,000	2,954,561

RiteAid Corp. bank term loan FRN Ser. B, 1.958s, 2014	316,638	289,328

		7,762,133
Energy (0.1%)
Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016	1,812,614	1,737,088

		1,737,088
Financials (0.6%)
AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017	2,160,000	1,988,999

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	988,103	963,400

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	1,360,763	1,306,332

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2014	2,260,000	2,174,308

Nuveen Investments, Inc. bank term loan FRN Ser. B, 5.752s, 2017	1,116,987	1,038,798

		7,471,837
Gaming and lottery (0.1%)
Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B2, 3.241s, 2015	1,275,000	1,095,438

		1,095,438
Health care (0.6%)
Ardent Health Services bank term loan FRN 6 1/2s, 2015	925,000	888,000

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	2,656,375	2,550,120

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	2,294,250	2,137,477

Fenwal, Inc. bank term loan FRN 5.504s, 2014	500,000	455,000

Grifols SA bank term loan FRN Ser. B, 6s, 2016 (Spain)	1,415,000	1,386,700

		7,417,297
Homebuilding (0.3%)
Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017	4,400,000	4,422,000

		4,422,000
Publishing (0.2%)
Cengage Learning Acquisitions, Inc. bank term loan FRN Ser. B,
2 1/2s, 2014	2,437,995	2,024,755

		2,024,755
Retail (0.1%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	755,438	706,806

		706,806

SENIOR LOANS (5.7%)* cont.	Principal amount	Value

Telecommunications (0.0%)
Level 3 Financing, Inc. bank term loan FRN Ser. B, 11 1/2s, 2014	$235,000	$244,547

		244,547
Utilities and power (0.6%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.74s, 2017	10,079,407	7,399,968

		7,399,968

Total senior loans (cost $79,227,841)		$72,562,088

COMMON STOCKS (2.6%)*	Shares	Value

Alliance HealthCare Services, Inc. †	248,538	$395,175

Alpha Natural Resources, Inc. †	28,975	958,203

Avis Budget Group, Inc. †	70,380	925,497

Bohai Bay Litigation, LLC (Escrow) § F	3,899	12,165

Brigham Exploration Co. †	70,500	2,051,550

Cincinnati Bell, Inc. †	728,095	2,468,242

CIT Group, Inc. †	22,503	777,929

Compton Petroleum Corp. (Rights) (Canada) †	61,434	13,175

Compton Petroleum Corp. (Canada) †	120,340	962,720

CONSOL Energy, Inc.	34,840	1,590,794

Deepocean Group (Shell) (acquired 06/09/2011, cost $1,116,503)
(Norway) ‡	77,000	1,078,000

DineEquity, Inc. †	23,619	989,636

FelCor Lodging Trust, Inc. † R	182,130	624,706

Fortescue Metals Group, Ltd. (Australia)	200,750	1,308,641

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	38,470	1,813,476

General Motors Co. †	84,621	2,033,443

Interpublic Group of Companies, Inc. (The)	133,500	1,152,105

Jarden Corp.	41,515	1,205,596

L-3 Communications Holdings, Inc.	20,725	1,405,570

LyondellBasell Industries NV Class A (Netherlands)	39,040	1,352,736

NII Holdings, Inc. †	55,760	2,148,433

Quicksilver Resources, Inc. †	100,635	959,052

Sealy Corp. †	644,663	1,315,113

Spectrum Brands Holdings, Inc. †	76,636	2,052,312

Stallion Oilfield Holdings, Ltd.	16,319	595,644

Terex Corp. †	49,414	797,048

Trump Entertainment Resorts, Inc. F	3,732	15,861

TRW Automotive Holdings Corp. †	18,370	765,845

Vantage Drilling Co. †	843,255	1,290,180

Verso Paper Corp. †	12,841	28,892

Total common stocks (cost $35,384,497)		$33,087,739

CONVERTIBLE PREFERRED STOCKS (1.7%)*	Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.	39,100	$2,282,463

Crown Castle International Corp. $3.125 cum. cv. pfd.	34,320	2,076,360

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd.	110,563	2,150,108

General Motors Co. Ser. B, $2.375 cv. pfd.	55,378	2,208,198

CONVERTIBLE PREFERRED STOCKS (1.7%)* cont.				Shares	Value

Hartford Financial Services Group, Inc. (The) $1.182 cv. pfd.				83,085	$1,768,149

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd.				58,867	2,920,392

Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd. (In default) †				4,338	1,822

Lucent Technologies Capital Trust I 7.75% cv. pfd.				2,098	1,940,650

MetLife, Inc. $3.75 cv. pfd.				33,585	2,198,138

Nielsen Holdings NV $3.125 cv. pfd.				27,860	1,624,586

PPL Corp. $4.75 cv. pfd.				39,965	2,291,593

Unisys Corp. Ser. A, 6.25% cv. pfd.				13,142	780,306

Total convertible preferred stocks (cost $27,323,224)					$22,242,765

CONVERTIBLE BONDS AND NOTES (0.9%)*			Principal amount		Value

Clearwire Communications, LLC/Clearwire Finance, Inc.
144A cv. company guaranty sr. unsec. notes 8 1/4s, 2040			$2,029,000		$1,398,590

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016				1,173,000	1,683,255

Meritor, Inc. cv. company guaranty sr. unsec. notes 4s, 2027				1,430,000	1,049,263

Safeguard Scientifics, Inc. cv. sr. unsec. sub. notes 10 1/8s, 2014				382,000	505,119

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014				1,357,000	1,496,093

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036				2,269,000	2,206,603

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016
(United Kingdom)				1,155,000	1,811,906

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec.
sub. notes 7s, 2014				1,202,000	1,567,108

Total convertible bonds and notes (cost $11,340,304)					$11,717,937

PREFERRED STOCKS (0.4%)*				Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.				2,552	$1,941,833

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.				157,265	3,357,608

Total preferred stocks (cost $5,092,460)					$5,299,441

WARRANTS (0.1%)* †	Expiration		Strike
	date		price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14		$46.86	420	$5,775

General Motors Co.	7/10/19		18.33	17,965	189,710

General Motors Co.	7/10/16		10.00	17,965	274,685

Smurfit Kappa Group PLC 144A (Ireland) F	10/1/13	EUR	1.00	$4,137	170,238

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15		$0.01	672,570	161,417

Total warrants (cost $933,302)					$801,825

SHORT-TERM INVESTMENTS (1.3%)*			Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.05% [e]			16,806,061		$16,806,061

SSgA Prime Money Market Fund 0.04% [i] P				20,000	$20,000

U.S. Treasury Bills with an effective yield of 0.082%,
July 26, 2012				$50,000	49,962

U.S. Treasury Bills with an effective yield of 0.127%,
May 3, 2012				110,000	109,905

Total short-term investments (cost $16,985,928)					$16,985,928

TOTAL INVESTMENTS

Total investments (cost $1,295,023,494)					$1,254,698,033

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through August 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,281,774,405.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at the close of the reporting period was $1,078,000, or less than 0.1% of net assets.

§ Affiliated Company (Note 8).

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $643,216 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $21,761,635)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America, N.A.

	Canadian Dollar	Sell	9/21/11	$831,903	$851,059	$19,156

	Euro	Sell	9/21/11	1,537,183	1,519,034	(18,149)

	Barclays Bank PLC

	Euro	Sell	9/21/11	1,711,720	1,690,473	(21,247)

	Citibank, N.A.

	Euro	Sell	9/21/11	1,943,620	1,919,441	(24,179)

	Credit Suisse AG

	Euro	Sell	9/21/11	1,786,336	1,764,623	(21,713)

	Deutsche Bank AG

	Euro	Sell	9/21/11	2,020,968	1,996,094	(24,874)

	Goldman Sachs International

	Euro	Sell	9/21/11	481,053	475,025	(6,028)

HSBC Bank USA, National Association

	Euro	Sell	9/21/11	1,200,044	1,185,483	(14,561)

	JPMorgan Chase Bank, N.A.

	Canadian Dollar	Sell	9/21/11	893,862	914,450	20,588

	Euro	Sell	9/21/11	747,026	737,678	(9,348)

	Royal Bank of Scotland PLC (The)

	Euro	Buy	9/21/11	105,671	104,384	1,287

	State Street Bank and Trust Co.

	Euro	Sell	9/21/11	1,263,446	1,247,966	(15,480)

	UBS AG

	Euro	Sell	9/21/11	2,700,135	2,667,203	(32,932)

	Westpac Banking Corp.

	Australian Dollar	Sell	9/21/11	1,451,190	1,481,476	30,286

	Canadian Dollar	Sell	9/21/11	1,597,969	1,634,970	37,001

	Euro	Sell	9/21/11	1,591,672	1,572,276	(19,396)

	Total					$(99,589)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$3,195,104	$1,308,641	$—

Capital goods	797,048	—	—

Communication services	4,616,675	—	—

Consumer cyclicals	7,096,808	—	15,861

Consumer staples	3,967,445	—	—

Energy	7,825,674	1,673,644	12,165

Financials	777,929	—	—

Health care	395,175	—	—

Technology	1,405,570	—	—

Total common stocks	30,077,428	2,982,285	28,026

Convertible bonds and notes	$—	$11,717,937	$—

Convertible preferred stocks	—	22,242,765	—

Corporate bonds and notes	—	1,089,579,756	2,420,554

Preferred stocks	—	5,299,441	—

Senior loans	—	72,562,088	—

Warrants	464,395	5,775	331,655

Short-term investments	16,826,061	159,867	—

Totals by level	$47,367,884	$1,204,549,914	$2,780,235

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(99,589)	$—

Totals by level	$—	$(99,589)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,278,217,433)	$1,237,879,807
Affiliated issuers (identified cost $16,806,061) (Notes 6 and 8)	16,818,226

Cash	731,496

Dividends, interest and other receivables	26,523,875

Receivable for shares of the fund sold	1,943,621

Receivable for investments sold	3,956,373

Unrealized appreciation on forward currency contracts (Note 1)	108,318

Total assets	1,287,961,716

LIABILITIES

Payable for investments purchased	2,898,292

Payable for shares of the fund repurchased	1,088,726

Payable for compensation of Manager (Note 2)	640,236

Payable for investor servicing fees (Note 2)	158,974

Payable for custodian fees (Note 2)	19,114

Payable for Trustee compensation and expenses (Note 2)	405,337

Payable for administrative services (Note 2)	5,231

Payable for distribution fees (Note 2)	561,685

Collateral on certain derivative contracts, at value (Note 1)	20,000

Unrealized depreciation on forward currency contracts (Note 1)	207,907

Other accrued expenses	181,809

Total liabilities	6,187,311

Net assets	$1,281,774,405

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,722,972,489

Undistributed net investment income (Note 1)	8,592,765

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(409,362,489)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(40,428,360)

Total — Representing net assets applicable to capital shares outstanding	$1,281,774,405

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,108,763,433 divided by 149,959,964 shares)	$7.39

Offering price per class A share (100/96.00 of $7.39)*	$7.70

Net asset value and offering price per class B share ($22,545,128 divided by 3,053,327 shares)**	$7.38

Net asset value and offering price per class C share ($38,588,961 divided by 5,258,348 shares)**	$7.34

Net asset value and redemption price per class M share ($18,768,382 divided by 2,533,132 shares)	$7.41

Offering price per class M share (100/96.75 of $7.41)†	$7.66

Net asset value, offering price and redemption price per class R share
($8,473,343 divided by 1,166,358 shares)	$7.26

Net asset value, offering price and redemption price per class Y share
($84,635,158 divided by 11,623,781 shares)	$7.28

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/11

INVESTMENT INCOME

Interest (including interest income of $36,132 from investments in affiliated issuers) (Note 6)	$115,055,129

Dividends (net of foreign tax of $914)	1,962,500

Total investment income	117,017,629

EXPENSES

Compensation of Manager (Note 2)	8,201,227

Investor servicing fees (Note 2)	1,946,969

Custodian fees (Note 2)	38,779

Trustee compensation and expenses (Note 2)	121,272

Administrative services (Note 2)	34,949

Distribution fees — Class A (Note 2)	2,985,819

Distribution fees — Class B (Note 2)	345,513

Distribution fees — Class C (Note 2)	417,236

Distribution fees — Class M (Note 2)	103,435

Distribution fees — Class R (Note 2)	35,851

Other	454,922

Total expenses	14,685,972

Expense reduction (Note 2)	(16,296)

Net expenses	14,669,676

Net investment income	102,347,953

Net realized gain on investments (Notes 1 and 3)	51,682,647

Net realized loss on swap contracts (Note 1)	(264,861)

Net realized loss on foreign currency transactions (Note 1)	(1,326,879)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(638,127)

Net unrealized depreciation of investments during the year	(53,677,464)

Net loss on investments	(4,224,684)

Net increase in net assets resulting from operations	$98,123,269

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/11	Year ended 8/31/10

Operations:
Net investment income	$102,347,953	$99,863,917

Net realized gain on investments
and foreign currency transactions	50,090,907	25,133,804

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(54,315,591)	101,661,425

Net increase in net assets resulting from operations	98,123,269	226,659,146

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(82,752,980)	(83,487,129)

Class B	(2,098,112)	(3,572,268)

Class C	(2,611,979)	(2,476,238)

Class M	(1,367,098)	(1,077,022)

Class R	(490,863)	(272,008)

Class Y	(9,983,451)	(5,750,399)

Increase in capital from settlement payments (Note 9)	595,081	86,505

Redemption fees (Note 1)	18,784	561,720

Decrease from capital share transactions (Note 4)	(41,500,135)	(39,638,707)

Total increase (decrease) in net assets	(42,067,484)	91,033,600

NET ASSETS

Beginning of year	1,323,841,889	1,232,808,289

End of year (including undistributed net investment
income of $8,592,765 and $4,880,493, respectively)	$1,281,774,405	$1,323,841,889

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
August 31, 2011	$7.40	.56	(.03)	.53	(.54)	(.54)	—	— [e,f,g]	$7.39	7.07	$1,108,763	1.00	7.15	72
August 31, 2010	6.68	.56	.70	1.26	(.54)	(.54)	—	— [h]	7.40	19.29	1,120,786	1.04 [i]	7.67 [i]	71
August 31, 2009	7.21	.49	(.48)	.01	(.54)	(.54)	—	— [j,k]	6.68	1.73	1,070,781	1.13 [i]	8.37 [i]	44
August 31, 2008	7.82	.57	(.60)	(.03)	(.58)	(.58)	—	—	7.21	(.50)	1,298,019	1.07 [i]	7.51 [i]	28
August 31, 2007	7.87	.58	(.04)	.54	(.59)	(.59)	—	—	7.82	6.87	1,570,488	1.03 [i]	7.17 [i]	57

Class B
August 31, 2011	$7.39	.50	(.03)	.47	(.48)	(.48)	—	— [e,f,g]	$7.38	6.24	$22,545	1.75	6.43	72
August 31, 2010	6.67	.50	.70	1.20	(.48)	(.48)	—	— [h]	7.39	18.39	41,109	1.79 [i]	6.96 [i]	71
August 31, 2009	7.19	.45	(.47)	(.02)	(.50)	(.50)	—	— [j,k]	6.67	1.12	65,487	1.88 [i]	7.75 [i]	44
August 31, 2008	7.79	.51	(.59)	(.08)	(.52)	(.52)	—	—	7.19	(1.14)	113,832	1.82 [i]	6.79 [i]	28
August 31, 2007	7.84	.51	(.04)	.47	(.52)	(.52)	—	—	7.79	6.05	197,581	1.78 [i]	6.42 [i]	57

Class C
August 31, 2011	$7.35	.49	(.02)	.47	(.48)	(.48)	—	— [e,f,g]	$7.34	6.34	$38,589	1.75	6.39	72
August 31, 2010	6.65	.50	.69	1.19	(.49)	(.49)	—	— [h]	7.35	18.19	38,400	1.79 [i]	6.92 [i]	71
August 31, 2009	7.17	.45	(.47)	(.02)	(.50)	(.50)	—	— [j,k]	6.65	1.14	34,786	1.88 [i]	7.58 [i]	44
August 31, 2008	7.78	.51	(.60)	(.09)	(.52)	(.52)	—	—	7.17	(1.28)	39,507	1.82 [i]	6.75 [i]	28
August 31, 2007	7.84	.52	(.05)	.47	(.53)	(.53)	—	—	7.78	5.95	46,276	1.78 [i]	6.42 [i]	57

Class M
August 31, 2011	$7.42	.54	(.03)	.51	(.52)	(.52)	—	— [e,f,g]	$7.41	6.74	$18,768	1.25	6.90	72
August 31, 2010	6.69	.54	.71	1.25	(.52)	(.52)	—	— [h]	7.42	19.12	19,218	1.29 [i]	7.46 [i]	71
August 31, 2009	7.23	.47	(.48)	(.01)	(.53)	(.53)	—	— [j,k]	6.69	1.36	17,087	1.38 [i]	8.03 [i]	44
August 31, 2008	7.83	.55	(.60)	(.05)	(.55)	(.55)	—	—	7.23	(.67)	13,273	1.32 [i]	7.25 [i]	28
August 31, 2007	7.88	.56	(.05)	.51	(.56)	(.56)	—	—	7.83	6.54	16,162	1.28 [i]	6.92 [i]	57

Class R
August 31, 2011	$7.30	.52	(.04)	.48	(.52)	(.52)	—	— [e,f,g]	$7.26	6.49	$8,473	1.25	6.86	72
August 31, 2010	6.61	.53	.69	1.22	(.53)	(.53)	—	— [h]	7.30	18.80	5,085	1.29 [i]	7.36 [i]	71
August 31, 2009	7.16	.46	(.48)	(.02)	(.53)	(.53)	—	— [j,k]	6.61	1.23	2,296	1.38 [i]	7.93 [i]	44
August 31, 2008	7.77	.54	(.59)	(.05)	(.56)	(.56)	—	—	7.16	(.75)	1,446	1.32 [i]	7.22 [i]	28
August 31, 2007	7.85	.56	(.07)	.49	(.57)	(.57)	—	—	7.77	6.24	1,096	1.28 [i]	6.92 [i]	57

Class Y
August 31, 2011	$7.31	.57	(.04)	.53	(.56)	(.56)	—	— [e,f,g]	$7.28	7.18	$84,635.75		7.41	72
August 31, 2010	6.61	.57	.69	1.26	(.56)	(.56)	—	— [h]	7.31	19.49	99,244	.79 [i]	7.80 [i]	71
August 31, 2009	7.14	.54	(.52)	.02	(.55)	(.55)	—	— [j,k]	6.61	1.98	42,372	.88 [i]	9.11 [i]	44
August 31, 2008	7.76	.58	(.60)	(.02)	(.60)	(.60)	—	—	7.14	(.35)	217,165	.82 [i]	7.73 [i]	28
August 31, 2007	7.83	.60	(.06)	.54	(.61)	(.61)	—	—	7.76	6.96	225,031	.78 [i]	7.42 [i]	57

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

52	53

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding on December 21, 2010.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, which amounted to less than $0.01 per share outstanding on August 22, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 9).

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding on March 30, 2010.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to August 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

August 31, 2010	0.01%

August 31, 2009	0.04

August 31, 2008	<0.01

August 31, 2007	<0.01

j Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C and Millennium International Management, LLC, which amounted to less than $0.01 per share outstanding on June 23, 2009.

k Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/11

Note 1: Significant accounting policies

Putnam High Yield Trust (the fund) is a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default. Capital growth is a secondary goal when consistent with achieving high current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through August 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

E) Credit default contracts The fund entered into credit default contracts to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,300,000 on credit default swap contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $161,012 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2011 the fund had a capital loss carryover of $409,260,365 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$61,743,291	August 31, 2012

76,944,480	August 31, 2013

14,070,646	August 31, 2014

2,600,677	August 31, 2015

20,028,690	August 31, 2016

96,252,247	August 31, 2017

137,620,334	August 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, the expiration of a capital loss carryover, defaulted bond interest and interest on payment-in-kind securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $668,802 to increase undistributed net investment income and $475,585,983 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $474,917,181.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$38,581,280
Unrealized depreciation	(79,008,865)

Net unrealized depreciation	(40,427,585)
Undistributed ordinary income	9,687,266
Capital loss carryforward	(409,260,365)
Cost for federal income tax purposes	$1,295,125,618

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion,
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through December 30, 2010, to limit the management fee for the fund to an annual rate of 0.60% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $12,605 under the expense offset arrangements and by $3,691 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $940, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $90,797 and $1,151 from the sale of class A and class M shares, respectively, and received $18,787 and $804 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $108 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $989,715,249 and $1,029,242,090, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	24,009,975	$186,911,319	16,339,921	$119,272,563

Shares issued in connection with
reinvestment of distributions	7,643,807	59,095,581	7,803,731	56,766,141

	31,653,782	246,006,900	24,143,652	176,038,704

Shares repurchased	(33,074,023)	(256,269,201)	(32,947,995)	(239,860,126)

Net decrease	(1,420,241)	$(10,262,301)	(8,804,343)	$(63,821,422)

	Year ended 8/31/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	653,595	$5,090,834	1,363,615	$10,067,495

Shares issued in connection with
reinvestment of distributions	196,893	1,521,011	311,974	2,260,394

	850,488	6,611,845	1,675,589	12,327,889

Shares repurchased	(3,359,908)	(26,196,242)	(5,932,555)	(43,107,472)

Net decrease	(2,509,420)	$(19,584,397)	(4,256,966)	$(30,779,583)

	Year ended 8/31/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	1,272,470	$9,831,860	1,219,229	$8,900,797

Shares issued in connection with
reinvestment of distributions	234,756	1,803,515	218,598	1,580,863

	1,507,226	11,635,375	1,437,827	10,481,660

Shares repurchased	(1,469,771)	(11,311,017)	(1,451,508)	(10,469,845)

Net increase (decrease)	37,455	$324,358	(13,681)	$11,815

	Year ended 8/31/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	318,419	$2,468,076	1,529,701	$11,393,027

Shares issued in connection with
reinvestment of distributions	147,414	1,142,322	114,195	830,139

	465,833	3,610,398	1,643,896	12,223,166

Shares repurchased	(524,206)	(4,087,552)	(1,604,675)	(11,668,101)

Net increase (decrease)	(58,373)	$(477,154)	39,221	$555,065

	Year ended 8/31/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	830,760	$6,386,934	597,409	$4,298,248

Shares issued in connection with
reinvestment of distributions	58,803	447,572	34,174	246,140

	889,563	6,834,506	631,583	4,544,388

Shares repurchased	(419,960)	(3,213,283)	(282,137)	(2,033,142)

Net increase	469,603	$3,621,223	349,446	$2,511,246

	Year ended 8/31/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	21,624,376	$165,261,256	13,821,378	$100,563,899

Shares issued in connection with
reinvestment of distributions	1,134,844	8,675,835	719,317	5,192,751

	22,759,220	173,937,091	14,540,695	105,756,650

Shares repurchased	(24,716,295)	(189,058,955)	(7,369,113)	(53,872,478)

Net increase (decrease)	(1,957,075)	$(15,121,864)	7,171,582	$51,884,172

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$108,318	Payables	$207,907

Equity contracts	Investments	801,825		—

Total		$910,143		$207,907

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Warrants*	contracts	Swaps	Total

Credit contracts	$—	$—	$(264,861)	$(264,861)

Foreign exchange contracts	—	(1,321,435)	—	$(1,321,435)

Equity contracts	88,795	—	—	$88,795

Total	$88,795	$(1,321,435)	$(264,861)	$(1,497,501)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants*	contracts	Total

Foreign exchange contracts	$—	$(638,067)	$(638,067)

Equity contracts	(153,688)	—	(153,688)

Total	$(153,688)	$(638,067)	$(791,755)

*For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $36,132 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $579,682,564 and $577,125,942, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Transactions with affiliated issuers

Transactions during the reporting period with companies in which the fund owned at least 5% of the voting securities were as follows:

Market
	value at the				Market
	beginning				value at the
	of the				end of the
	reporting	Purchase	Sales	Dividend	reporting
Name of affiliate	period	cost	proceeds	income	period

Bohai Bay Litigation, LLC (Escrow)	$12,165	$—	$—	$—	$12,165

Totals	$12,165	$—	$—	$—	$12,165

Market values are shown for those securities affiliated at the close of the reporting period.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $547,977 related to restitution amounts in connection with a distribution plan approved by the SEC.

This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $13,338 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 1.52% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2011, the fund hereby designates 1.76%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended August 31, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $92,754,254 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert E. Patterson	Robert T. Burns
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	Robert L. Reynolds	Chief Legal Officer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		James P. Pappas
	Officers	Vice President
Investment Sub-Manager	Robert L. Reynolds
Putnam Investments Limited	President	Judith Cohen
57–59 St James’s Street		Vice President, Clerk and
London, England SW1A 1LD	Jonathan S. Horwitz	Assistant Treasurer
Executive Vice President,
Marketing Services	Principal Executive	Michael Higgins
Putnam Retail Management	Officer, Treasurer and	Vice President, Senior Associate
One Post Office Square	Compliance Liaison	Treasurer and Assistant Clerk
Boston, MA 02109
	Steven D. Krichmar	Nancy E. Florek
Custodian	Vice President and	Vice President, Assistant Clerk,
State Street Bank	Principal Financial Officer	Assistant Treasurer and
and Trust Company		Proxy Manager
Janet C. Smith
Legal Counsel	Vice President, Assistant	Susan G. Malloy
Ropes & Gray LLP	Treasurer and Principal	Vice President and
	Accounting Officer	Assistant Treasurer
Independent Registered
Public Accounting Firm	Beth S. Mazor
KPMG LLP	Vice President

Trustees	Robert R. Leveille
Jameson A. Baxter, Chair	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann
Charles B. Curtis	Mark C. Trenchard
Robert J. Darretta	Vice President and
John A. Hill	BSA Compliance Officer
Paul L. Joskow
Kenneth R. Leibler

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN034
269886 10/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2011	$67,958	$--	$6,000	$ —
August 31, 2010	$62,286	$--	$5,800	$ —

For the fiscal years ended August 31, 2011 and August 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,000 and $5,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2011	$ —	$ —	$ —	$ —

August 31, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 27, 2011